Taxes on Income	12 Months Ended
Dec. 31, 2020
Disclosure of income tax [text block] [Abstract]
Taxes ON INCOME

Note 21:- Taxes ON INCOME

a.	Israeli taxation:

1)	Corporate tax rate in Israel:

Taxable income of Israeli companies was generally subject to corporate tax at the rate of 23% in 2018, 2019 and in 2020. However, the effective tax rate payable by a company that derives taxable income from a Preferred Enterprise or Preferred Technological Enterprise or Special Preferred Technological Enterprise (as discussed below) may be considerably lower.

2)	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (the “Law”):

Effective January 1, 2011, the Israeli parliament enacted the Law for Economic Policy for 2011 and 2012 (Amended Legislation), and among other things, amended the Law in August 2013 (“the Amendment”). According to the Amendment, a flat corporate tax rate of 16% was established for exporting industrial enterprises (over 25%) that meet minimum requirements which establish that such companies contribute to the country’s economic growth and apply a competitive factor for the Israel Gross Domestic Product. The reduced tax rate will not be program dependent and will apply to the “Preferred Enterprise’s” (as such term is defined in the Investment Law) entire “preferred income”.

The Amendment also prescribes a distribution from a Preferred Enterprise out of the “Preferred Income” would be subject to 15% withholding tax for Israeli-resident individuals and non-Israeli residents (subject to applicable treaty rates), or 20% for dividends which are distributed on or after January 1, 2014 and from “Preferred Income” that was produced or accrued after such date. A distribution from a Preferred Enterprise out of the “Preferred Income” would be exempt from withholding tax for an Israeli-resident company.

In 2011, Magic Software and one of its Israeli subsidiaries filed a notice to the Israeli tax authorities to apply for the new benefits under the 2011 Amendment, and therefore were subjected to the amended tax rate of 16% for the tax years 2011-2016.

As of December 31, 2015, some of the Company Israeli subsidiaries filed a notice to the Israeli tax authorities to apply for the new benefits under the 2011 Amendment and therefore and subject to the amended tax rate of 16%, which was used for 2014-2016 tax years.

New Amendment- Preferred Technology Enterprise (“PTE”):

In December 2016, the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which includes Amendment 73 to the Law for the Encouragement of Capital Investments (“the 2017 Amendment”) was published and was pending the publication of regulations, in May 2017 regulations were promulgated by the Finance Ministry to implement the “Nexus Principles” based on OECD guidelines published as part of the Base Erosion and Profit Shifting (BEPS) project. Following the publication of the regulations the 2017 Amendment became fully effective. According to the 2017 Amendment, a Preferred Technological Enterprise, as defined in the 2017 Amendment, with total consolidated revenues of the group companies is less than NIS 10 billion, shall be subject to 12% tax rate on income derived from intellectual property (in development area A—a tax rate of 7.5%). In order to qualify as a Preferred technological enterprise certain criterion must be met, such as a minimum ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual revenues derived from exports.

The 2017 Amendment further provides that a technology company satisfying certain conditions will qualify as a Special PTE (an enterprise for which, among others, total consolidated revenues of its parent company and all subsidiaries is at least NIS 10 billion) and will thereby enjoy a reduced corporate tax rate of 6% on PTI regardless of the company’s geographic location within Israel. In addition, a Special PTE will enjoy a reduced corporate tax rate of 6% on capital gain derived from the sale of certain “Benefited Intangible Assets” to a related foreign company if the Benefited Intangible Assets were either developed by the Special Preferred Technology Enterprise or acquired from a foreign company on or after January 1, 2017, and the sale received prior approval from the IIA. A Special PTE that acquires Benefited Intangible Assets from a foreign company for more than NIS 500 million will be eligible for these benefits for at least ten years, subject to certain approvals as specified in the Investment Law.

Any dividends distributed from income from the preferred technological enterprises will be subject to tax at a rate of 20%. The 2017 Amendment further provides that, in certain circumstances, a dividend distributed to a foreign corporate shareholder, would be subject to a 4% tax rate (if the percentage of foreign investors exceeds 90%).

Starting 2017, part of the Group’s taxable income in Israel is entitled to a preferred 12% tax rate in the preferred technological enterprise track under Amendment 73 to the Investment Law.

3)	Tax benefits under the Israeli Law for the Encouragement of Industry (Taxes), 1969:

It is Formula’s management’s belief that certain of its Israeli investees currently qualify as Industrial Companies within the meaning of the Law for the Encouragement of Industry (Taxes), 1969 (the “Industrial Encouragement Law”). The Industrial Encouragement Law defines an “Industrial Company” as a company that is resident in Israel and that derives at least 90% of its income in any tax year, other than income from defense loans, capital gains, interest and dividends, from an enterprise whose major activity in a given tax year is industrial production. Under the Industrial Encouragement Law, the Company is entitled to amortization of the cost of purchased know-how and patents over an eight-year period for tax purposes as well as accelerated depreciation rates on equipment and buildings.

Eligibility for the benefits under the Industrial Encouragement Law is not subject to receipt of prior approval from any governmental authority.

4)	Foreign Exchange Regulations:

Under the Foreign Exchange Regulations, certain Israeli subsidiaries of the Group calculate their tax liability in dollars according to certain orders. The tax liability, as calculated in dollars is translated into NIS according to the exchange rate as of December 31 of each year.

5)	Structural changes in Matrix:

On June 11, 2020, a tax ruling was signed determining that effective December 31, 2019 as part of a merger process, three subsidiaries of Matrix will transfer all their assets and liabilities subject to the provisions of section 103 of the Income Tax Ordinance.

b.	Non-Israeli investees:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of residence. Deferred income taxes were provided in relation to undistributed earnings of non-Israeli subsidiaries, which the Group intends to distribute in the near future.

The Group intends to permanently reinvest undistributed earnings in the foreign subsidiaries in which earnings arose, in the vast majority of its subsidiaries. If the earnings, for which deferred taxes were not provided, were distributed in the form of dividends or otherwise, the Group would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and non-Israeli withholding taxes.

The amount of undistributed earnings of foreign subsidiaries that are considered to be reinvested as of December 31, 2019 and 2020 was $105,136 and $114,569, respectively. However, a determination of the amount of the unrecognized deferred tax liability for temporary difference related to those undistributed earnings of foreign subsidiaries is not practicable due to the complexity of the structure of our group of investees for tax purposes and the difficulty of projecting the amount of future tax liability.

The amount of cash and cash equivalents that were held by the Group’s investees outside of Israel and would have been subject to income taxes if distributed as dividend as of December 31, 2019 and 2020 was $54,388 and $87,331, respectively.

c.	Tax Reform- United States of America

The U.S. Tax Cuts and Jobs Act of 2017 (“TCJA”) was approved by US Congress on December 20, 2017 and signed into law by US President Donald J. Trump on December 22, 2017. This legislation makes complex and significant changes to the U.S. Internal Revenue Code. Such changes include a reduction in the corporate tax rate and limitations on certain corporate deductions and credits, among other changes. The TCJA reduces the U.S. federal corporate income tax rate from 35% to 21% effective January 1, 2018. In addition, the TCJA makes certain changes to the depreciation rules and implements new limits on the deductibility of certain expenses and deduction.

The TCJA introduced the rules for tax on the global intangible low-taxed income (“GILTI”) on foreign income in excess of a deemed return on tangible assets of foreign corporations. One of our subsidiaries is subject to GILTI.

Except for one US subsidiary which has a share interest in a subsidiary in India, all of the other Group’s subsidiaries in the United States do not have any foreign subsidiaries and, therefore, the remaining provisions of the TCJA have no material impact on the Group’s results of operations.

d.	Net operating loss carried forward:

As of December 31, 2020, Formula and its subsidiaries have cumulative losses for tax purposes totaling approximately $173,180, of which $137,414 was in respect of Israeli subsidiaries and approximately $35,766 of which was in respect of subsidiaries abroad.

1)	Formula

As of December 31, 2020, Formula stand-alone had cumulative carry forward tax losses in Israel totaling approximately NIS 257,462 (approximately $80,080), which can be carried forward and offset against taxable income in the future for an indefinite period.

2)	Matrix

As of December 31, 2020, certain subsidiaries of Matrix had operating carry-forward tax losses totaling approximately NIS 94,945 (approximately $29,532), which can be carried forward and offset against taxable income in the future for an indefinite period.

3)	Magic Software

As of December 31, 2020, certain subsidiaries of Magic Software had operating carry forward tax losses totaling approximately $23,782, which can be carried forward and offset against taxable income in the future for an indefinite period.

4)	Sapiens

As of December 31, 2020, certain subsidiaries of Sapiens had carry-forward tax losses totaling approximately $30,188. Most of these carry-forward tax losses have no expiration date.

5)	Insync

As of December 31, 2020 Insync did not have any carry forward tax losses.

6)	Michpal

As of December 31, 2020 one subsidiary of Michpal had carry-forward tax losses totaling approximately $500, which can be carried forward and offset against taxable income in the future for an indefinite period.

7)	Ofek

As of December 31, 2020 Ofek did not have any carry forward tax losses.

e.	Income tax assessments:

Formula and its subsidiaries are routinely examined by various tax authorities. Below is a summary of the income tax assessments of Formula and its subsidiaries:

1)	Formula

Formula has received final tax assessments (or assessments that are deemed final) through the tax year 2017.

2)	Matrix

Matrix has received final tax assessments through the tax year 2017. Matrix subsidiaries have received final tax assessments (or assessments that are deemed final) through the tax year 2015.

3)	Magic Software

Magic Software has received final tax assessments through the year 2016. Magic Software subsidiaries have received final tax assessments (or assessments that are deemed final) through the tax year 2015.

4)	Sapiens

Tax assessments filed by some of Sapiens’ Israeli subsidiaries through the year 2015 are considered to be final. Sapiens is currently under audit in several jurisdictions for the tax years 2015 and onwards. Timing of the resolution of audits is highly uncertain and therefore, as of December 31, 2020, the Company cannot estimate the change in unrecognized tax benefits resulting from these audits within the next 12 months.

f.	Deferred tax liabilities, net:

1)	Presentation in consolidated statements of financial position:

	December 31,
	2020	2019
Deferred taxes assets	$39,750	$38,865
Deferred tax liabilities	(68,367)	(53,854)
	$(28,617)	$(14,989)

2)	Composition:

	December 31,
	2020	2019
Net operating losses carried forward	$5,377	$6,115
Intangibles, fixed asset and right-of-use assets	(78,885)	(56,036)
Lease liability	31,358	22,863
Differences in measurement basis (cash basis for tax purposes)	(683)	(345)
Other	14,216	12,414
	$(28,617)	$(14,989)

g.	Pre-tax income:

	Year ended December 31,
	2020	2019	2018
Domestic (Israel)	106,974	$88,942	$80,948
Foreign	36,782	30,895	20,379

Total	$143,756	$119,837	$101,327

h.	Taxes on income (tax benefit) consist of the following:

	Year ended December 31,
	2020	2019	2018
Current taxes	$23,015	$40,181	$30,302
Deferred taxes	8,254	(12,980)	(6,001)

Total	$31,269	$27,201	$24,301

i.	Theoretical tax:

The following table presents reconciliation between the theoretical tax expense, assuming that all income was taxed at statutory tax rates, and the actual income tax expense, as recorded in the Group’s consolidated statements of profit or loss:

	Year ended December 31,
	2020	2019	2018
Income before income taxes, as per the statement of operations	$143,756	$119,837	$101,327

Statutory tax rate in Israel	23%	23%	23%

Tax computed at the statutory tax rate	33,064	27,563	23,305
Non-deductible expenses (non-taxable income) net and tax-deductible costs not included in the accounting costs	2,544	792	1,393
Effect of different tax rates	(774)	1,114	379
Effect of “Approved, Beneficiary or Preferred Enterprise” status	(5,426)	(2,557)	(1,233)
Deferred taxes on current losses (utilization of carry forward losses) and temporary differences for which a valuation allowance was provided, net	1,877	1,087	(796)
Taxes in respect of prior years	280	(569)	(485)
Uncertain tax positions	285	1,889	2,703
Other	(581)	(2,118)	(965)
Taxes on income	$31,269	$27,201	$24,301

j.	Uncertain tax positions:

A reconciliation of the beginning and ending amount of total unrecognized tax benefits in Formula’s subsidiaries is as follows:

Balance as of January 1, 2018	4,024

Decrease related to prior years’ tax positions	(198)
Increase related to current year tax positions	2,775

Balance as of December 31, 2018	6,601

Decrease related to prior years’ tax positions	(243)
Increase related to current year tax positions	1,999

Balance as of December 31, 2019	8,357

Acquisition of subsidiaries	1,057
Decrease related to prior years’ tax positions	(1,733)
Increase related to current year tax positions	1,410
Balance as of December 31, 2020	9,091

Although the Group believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement, there is no assurance that the final tax outcome of its tax audits will not be different from that which is reflected in the Group’s income tax provisions. Such differences could have a material effect on the Group’s income tax provision, cash flow from operating activities and net income in the period in which such determination is made.

The entire balance of unrecognized tax benefits, if recognized, would reduce the Group’s annual effective tax rate.